Exhibit 99.1

2011 First Quarter Investor Handout February 24, 2011

Table of Contents Current Topics 3Quarterly Financial Review 29 Significant items impacting comparisons 36Income Statement 37 Revenue & PTPP Growth 38 Net interest margin 40 Noninterest income 43 Noninterest expense 47Balance Sheet 49Investment Securities 53Loan Portfolio Overview 59 Credit exposure composition 60 Loan & lease trends 62 Total commercial loans 64 Granularity 65 Risk grade distribution 66 Commercial & industrial 67 Commercial real estate 73 CRE core / noncore 82 Total consumer loans and leases 90 Automobile loans and leases 93 Home equity 97 Residential mortgages 100 Other consumer loans 105Credit Quality Review 107 Credit quality overview 108 Net charge-offs 109 Delinquencies 112 Nonaccrual & nonperforming assets 115 Accruing restructured loans 119 Allowance for credit losses 120Non-Franklin Reconciliations 122Deposits & Other Funding 132 Deposit trends 134Capital 137Franchise 140Business Segment Summary 146 2

Current Topics

We are...Investing in revenue-generating businessesGoing beyond the expected overdraft revenue decline to offer transparency and fair value to our customersGaining share-of-walletTaking market share Huntington - A Break Away Opportunity 4

Driving Customer and Revenue Growth 5 Deeper service and product penetration of existing customersRigorous and disciplined sales management and sales processRobust sales/ cross-referral technology - MAXBroad array of services and products

Driving Customer and Revenue Growth 6 Grow customer base and take market share"Fair Play" - a compelling banking philosophy

Our "Fair Play" Banking Philosophy 7 Deliver a Category of One customer experience that drives higher relative customer satisfaction and acquisition and retentionSimple / compelling products priced fairly and transparently... our version of Southwest Airline's successful "The Bags Fly Free"(r) market positioningBest customer serviceRelationship driven

"Fair Play" Banking - Roll Out 24-Hour Grace(tm) 8 Trademark Registration and Patent Pending - A Huntington exclusiveCustomers just need to make a deposit during the next business day to make it rightAutomatically provided for free on all consumer accountsResearch showed broad and strong appeal to all customer segments

$10.1 MM Linked quarter decline in service charges on deposit accounts. Included the impact from: 3Q10 implementation of changes to Regulation E 3Q10 introduction of our "Fair Play" banking philosophyContinued change in customer behavior6.6%, 2010 household growth...1% higher than estimatedOpt-in rates have continued to improve and are higher than initial estimates "Fair Play" Philosophy - Early Stage Observations 9

Driving Customer and Revenue Growth 10 Grow customer base and take market share"Fair Play" - a compelling banking philosophyIncrease convenience and multiply the effective size of our existing footprint

Increase Convenience – Cleveland

67 hrs/week –
More than Other Banks
More Hours = More Revenue

Leverages Existing Distribution
- 53 Cleveland branches
- M-F, 8a-7p; Sat, 8a-4p; Sun, 12-4p

Creates Revenue Lift
- Checking sales 28% higher
- Balance growth
- Higher service charge income
- Majority of new accounts from largest competitors


OPEN SUNDAYS
AND EVERY OTHER DAY, TOO.
Huntington

Current sales results are equivalent to 15 more branches.

Huntington 11

Increase Convenience - Ohio 12 Branch share source, SNL Financial, 6/30/2010 % of Branches % of Branches % of Branches MSA 6/10 Pro Forma (1) Pro Forma (1) Akron 7.8% 14.1% #2 Canton 18.0% 23.1% #1 Cleveland 8.8% 15.0% #1 Columbus 12.2% 15.6% #1 Youngstown 18.1% 22.9% #1 372 Branches + 101 In-Store = 473 Branches Over Time #1 in Ohio Branches Giant Eagle / Huntington Partnership

Driving Customer and Revenue Growth 13 Grow customer base and take market share"Fair Play" - a compelling banking philosophyIncrease convenience and multiply the effective size of our existing footprintSelective out-of-footprint expansionAuto Finance and Dealer ServiceCentral and Eastern PennsylvaniaNew England states - MA, ME, VT, NH, RI

(CHART) Loans - Avg. (CHART) Building Revenue Streams - Auto Pennsylvania Expansion 14 ($MM) ($MM) Total Revenue

Auto Lending – Deep Relationships Drive Value

- **Deep relationships with high quality Dealers**
  - Consistently in the market for over 50 years
  - Floorplan and dealership real estate lending, core deposit relationship, full Treasury Management and private banking etc
  - That deep relationship adds value …buy rates are "20 to 50 basis points higher compared with other banks competing in the prime space"
- **Relationships creates the flow of auto loans**
  - Super-prime customers, average FICO 760-770
  - Low LTVs, averaging <90%
  - Custom Score, utilized to further segment FICO eligible applications and continues to enhance predictive modeling
- **Operational efficiency and scale leverages expertise**
  - Highly scalable decisions engine evaluates >75% of applications
  - Over 1,000 point pricing matrix based on FICO and custom score
  - Underwriters directly compensated on credit performance by vintage
  - Indirect auto segment has less than 140 full time equivalent employees

Huntington 15

Market Leader (1) 16 (CHART) 2010Originations 4Q10 Rank (2) #1 #1 #1 #1 #4 #4 $1,426 MM 466 417 174 365 572 $3,420 MM Source : AutoCount % of total financed vehicles excluding captive finance companies

Driving Customer and Revenue Growth 17 Build a powerful brandThe Bank committed to the MidwestFull commitmentMaking investmentsSourcing locallyBig enough to make an impact on our communities

Driving Customer and Revenue Growth 18 Invest in revenue-generating businesses like...Treasury management services Foreign exchange and derivatives Commercial large corporate

(CHART) Foreign Exchange& Derivatives (CHART) Treasury Management Services (1) Building Revenue Streams - 19 ($MM) ($MM) Historical data restated due to change in internal reporting

(CHART) (CHART) Building Revenue Streams - Commercial Banking Large Corporate 20 ($MM) ($MM) Total Revenue

(CHART) (CHART) Rapid Improvement in Credit Quality 21 ($MM) (28)% (45)% (17)% (12)% (7)% (52)% Allowance for Credit Losses vs.NALs - EOP NALs & NPAs - EOP (18)% 62% (24)% (16)%

Rapid Improvement in Credit Quality - Nonaccrual Loans Ratio 22 12/31/10 Change from 12/31/09 (CHART) Source: SNL; company reports (CHART)

Rapid Improvement in Credit Quality - Loan Loss Reserves / Nonaccrual Loans 23 12/31/10 (CHART) (CHART) Change from 12/31/09 Source: SNL; company reports

Capital (1) 24 4Q10 3Q10 2Q10 1Q10 4Q09 Total risk-weighted assets ($B) $43.5 $42.7 $42.5 $42.5 $43.2 Tier 1 leverage 9.41% 10.54% 10.45% 10.05% 10.09% Tier 1 risk-based capital 11.55 12.82 12.51 12.00 12.15 Total risk-based capital 14.46 15.08 14.79 14.31 14.55 Tang. common equity/ tang. assets 7.56 6.20 6.12 5.96 5.92 Tang. equity/tang. assets 8.24 9.43 9.43 9.26 9.24 Tier 1 common risk-based capital 9.29 7.39 7.06 6.55 6.76 Double leverage (2) 87 78 76 75 68 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity

(CHART) Capital Analysis - 12/31/10 25 (CHART) Source: SNL, Company reports. Tier 1 Common Risk-Based Tangible Common Equity TARP repaid bank

ROA Opportunity 26 Sensitivity Analysis on $260MM - 4Q10 1.10%-1.35% Long-Term Goal

2011 Expectations (1)

- Economy remains relatively stable with the potential for improvement
- Continued growth in earnings, initially driven by improvement in credit and reductions in provisions for credit losses
- Pre-tax, pre-provision income in line with reported 2H10 performance
  - Net interest margin… flat to up slightly, reflecting the impact of continued deposit repricing and deposit growth to be more in line with loan growth
  - Modest loan growth… strong automobile loan growth, growth in C&I, and modest growth in home equity and residential mortgages partially offset by CRE decline.
  - Demand deposit and savings account balance growth continuing
  - Fee income mixed… reductions due to lower interchange fees and declines in mortgage banking. Other fee categories driven by increased cross-sell and the impact of strategic initiatives
  - Noninterest expense … in line with 4Q10 performance, with small increases due to continued investments to grow the core business

(1) Per 1/20/11 earnings conference call.

Huntington

27

Important Messages

- Strong balance sheet
- Capital
  - Generating capital internally
  - Capacity to consider capital management activities
- Substantially improved credit quality performance… the timeframe of returning to “normal” is shortening
- Strategic initiatives continue to gain traction though revenue growth will continue to lag investments
- Earnings growth driven by continued improvement in credit quality

Making Progress on Break Away Strategy

Huntington 28

Quarterly Financial Review

2010 Fourth Quarter, Seeing Results

- **\$122.9 MM reported net income \$0.05 EPS**
  - Including \$0.07 impact for the TARP related deemed dividend
- **\$260.1 MM pre-tax, pre-provision income [(1)], down \$5.2 MM, or 1.9%**
- **\$3.5 MM, or 0.5%, increase in fully-taxable equivalent revenue**
  - \$6.4 MM, or 1.6%, increase in fully-taxable equivalent net interest income
    - 6% annualized growth in loans
    - 10% annualized growth in core deposits
    - 3.37% net interest margin, down from 3.45%
  - \$2.9 MM, or 1%, decrease in noninterest income
- **\$7.3 MM, or 1.7%, increase in noninterest expense**
- **Continued significant improvement in credit quality trends**
  - 21% decline in total NALs
  - 7% decrease in NCOs
  - \$87.0 MM provision for credit losses, down \$32.2 MM

(1) See *Basis of Presentation* for definition, as well as PTPP Income slide for reconciliation

Huntington 30

Strong reserves 3.39% period-end allowance for credit losses to total loans and leases, down from 3.67%.166% ACL coverage of NALs, up from 140%Solid capitalRepurchased $1.4 B of TARP related preferred capital7.56% tangible common equity ratio, up 136 bps9.29% Tier 1 common risk-based capital ratio, up 190 bps11.55% and 14.46% Tier 1 and Total risk-based capital ratios, respectively... $2.4 B and $1.9 B above the "well-capitalized" thresholdsSubsequently repurchased TARP related warrant (23.6 MM shares) for $49.1 MM on 1/19/11 2010 Fourth Quarter, Seeing Results (continued) 31

2010 Fourth Quarter, Significant Capital Impacts

- 12/14 – $920.0 MM of common stock,146.0 MM shares @ $6.30/share
- 12/17 – $300.0 MM of 10-year, 7.0% fixed-rate subordinated debt
- 12/22 – Completed repurchase of $1.4 B of TARP capital

Selected Impacts

• Tangible common equity ratio 7.56%,	+136 bp
– Common equity issuance ($883.9 MM net proceeds)	+168
– Net income less dividends	+16
– $169.1 MM reduction in OCI primarily reflecting the impact of changing interest rates	(32)
– $56.3 MM deemed dividend impacted	(11)
– Asset growth and other	(5)

- Regulatory capital
  - $538.3 MM deferred tax asset with $161.3 disallowed

Huntington 32

Quarterly Performance Highlights 33 4Q10 3Q10 2Q10 1Q10 4Q09 EPS $0.05 $0.10 $0.03 $0.01 $(0.56) Pre-tax pre-provision income ($MM) (1) $260.1 $265.2 $270.5 $251.8 $242.1 Net interest margin 3.37% 3.45% 3.46% 3.47% 3.19% Efficiency ratio (2) 61.4% 60.6% 59.4% 60.1% 49.0% Loan & lease growth (3) 6% 1% 1% (1)% (8)% Core deposit growth (4) 10% 1% 6% 5% 16% Net charge-off ratio 1.82% 1.98% 3.01% 2.58% 4.80% Net charge-off ratio: non-Franklin (5) 1.87% 1.98% 2.17% 2.48% 4.84% Period End Ratios NPA ratio 2.21% 2.94% 4.24% 5.17% 5.57% ALLL/loans & leases 3.28% 3.56% 3.79% 4.00% 4.03% ACL/loans & leases 3.39% 3.67% 3.90% 4.14% 4.16% Tier 1 risk-based capital ratio 11.55% 12.82% 12.51% 12.00% 12.15% Total risk-based capital ratio 14.46% 15.08% 14.79% 14.31% 14.55% Tangible common equity/tangible assets 7.56% 6.20% 6.12% 5.96% 5.92% (1) See PTPP Income slide for reconciliation(2) Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains(3) Linked-quarter annualized average balance growth rate; impacted by loan sales(4) Linked-quarter annualized average balance growth rates (5) See non-Franklin credit metrics reconciliation

4Q10 Earnings Summary After-tax EPSNet income $122.9 MM Net income applicable to common shares $39.1 MM $0.05 (1)Significant Items Favorable/(Unfavorable) Earnings (2) EPS Deemed dividend NA $(0.07)(1) EPS reflected on a fully diluted basis(2) Impact on pre-tax GAAP earningsNA Not applicable 34

Quarterly Earnings 35

Significant Items Impacting Financial Performance Comparisons - Reconciliation 36 2010 - 2009 Quarterly

Income Statement

(CHART) Revenue and PTPP Growth (1) 38 ($MM) (CHART) (1) Revenue is FTE; See Basis of Presentation for definition of PTPP, as well as PTPP Income reconciliation slide(2) Annualized PTPP Earnings Power (2) Revenue and PTPP Trends

Pre-Tax, Pre-Provision Income (1) 39

(CHART) (CHART) Change 4Q10 vs. 3Q10:Funding mix 5 bpsEarning asset volume (7)Rate changes & other (4) Asset /liability mgmt. strategies (2) Total change (8) bps Net Interest Income & Margin (1) 40 ($MM) (1) Fully-taxable equivalent basis Net Interest Margin (FTE) Net Interest Income (FTE)

Net Interest Margin - Yields & Rates 41 (CHART) (CHART) Earning Assets Total Deposits Fed Funds Net Interest Margin Loans Investment Securities Earning Asset Yields NIM - Yields & Rates

(CHART) Managing Interest Rate Risk 42 Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve. Net Interest Income at Risk (1) Forward Curve +2%, +1%, & -1% Gradual Change in Rates

Noninterest Income Trends 43 Linked Quarter

Noninterest Income Trends 44 Prior-Year Quarter

Interchange Update

- Estimate in September
  - Signature rate goes to pin rate

Annual revenue at risk	~ $90 MM
Estimated annual reduction	~ $54 MM
	60%

- Estimate based on Federal Reserve 12/16/10 proposal
  - $0.07 would be an ~85% reduction
  - $0.12 would be a ~75% reduction

Huntington 45

Mortgage Banking Income 46 ($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 Origination & secondary marketing $48.2 $35.8 $19.8 $13.6 $16.5 Servicing fees 11.5 12.1 12.2 12.4 12.3 Amortization of capitalized servicing (14.0) (13.0) (10.1) (10.1) (10.8) Other mortgage banking income 4.8 5.0 3.7 3.2 4.5 Sub-total 50.5 39.9 25.5 19.1 22.4 MSR recovery (impairment) 31.3 (12.0) (26.2) (5.8) 15.5 Net trading gains (losses) (28.7) 24.2 46.2 11.7 (13.3) Total $53.2 $52.0 $45.5 $25.0 $24.6 Investor servicing portfolio (1) ($B) $15.9 $15.7 $16.0 $16.0 $16.0 Weighted average coupon 5.35% 5.48% 5.55% 5.61% 5.68% Originations ($B) $1.8 $1.6 $1.2 $0.9 $1.1 Mortgage servicing rights (1) $196.2 $161.6 $179.1 $207.6 $214.6 MSR % of investor servicing portfolio (1) 1.23% 1.03% 1.12% 1.30% 1.34% (1) End-of-period

Noninterest Expense Trends 47 Linked Quarter

Noninterest Expense Trends 48 Prior-Year Quarter

Balance Sheet

Balance Sheet - Assets 50

Balance Sheet - Liabilities & Shareholders' Equity 51

Earning Assets and Funding Composition (1) 52 (CHART) (1) Average balances (2) Interest bearing liabilities + DDA noninterest bearing (CHART) Funding (2) Earning Asset Composition

Investment Securities

(CHART) (CHART) Investment Securities 54 ($MM) % of Average Earning Assets Average Balance & Yield

Investment Securities Trends (1) 55 Linked Quarter - Average Treasury/Agency debt with weighted average life of approximately 2.5 yearsAgency CMOs with weighted average life of approximately 3.2 yearsCash from asset sales and deposit growth was invested in comparable duration securitiesSold $188 MM of lower rated Non Agency MBS to improve portfolio credit qualityPurchased high rated covered bond and corporate debt securities to diversify portfolio

AFS Securities Overview (1) - 12/31/10 56

Investment Securities - Assessment (1) 57 Par Value Book Value Market Value OCIAlt-A mortgage backed $72 MM $69 MM $60 MM $(9) MM - Purchased 2006 % to Par Value 84% - 3 securities - senior tranche - 10/1 ARMs or 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validationTrust preferred 295 232 102 (130) - Purchased 2003-2005 % to Par Value 35% - 16 pools with 410 separate issuers - Cash flow analysis performed quarterly to test for OTTI with third-party validationPrime CMOs 144 135 122 (13) - Purchased 4Q03-2Q07 % to Par Value 85% - 16 securities - Cash flow analysis performed monthly to test for OTTI with third-party validationTotal $512MM $436 MM $285 MM $(151) MM 12/31/10OCI - accumulated other comprehensive income; pre-taxOTTI - other-than-temporary impairment

(CHART) Available for Sale Securities Mix 58 12/31/10$9.8 B (1)3.0 Years 12/31/07$4.1 B3.2 Years 12/31/08$4.0 B5.2 Years 12/31/09$8.2 B2.4 Years Excludes $139 million of variable rate demand notes (1)

Loan Portfolio Overview

($B) 12/31/10 12/31/10 12/31/10 12/31/09 12/31/09 12/31/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 12/31/06 12/31/06 12/31/06 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $13.1 34% $12.9 35% $13.5 33% $13.1 33% $7.8 30 % Commercial real estate 6.7 18 7.7 21 10.1 24 9.2 23 4.5 17 Total commercial 19.7 52 20.6 56 23.6 58 22.3 56 12.4 47 Auto loans & leases 5.6 15 3.5 11 4.7 12 4.4 11 3.9 15 Home equity 7.7 20 7.6 20 7.6 18 7.3 18 4.9 19 Residential real estate 4.5 12 4.5 12 4.8 12 5.4 14 4.5 17 Other consumer 0.6 1 0.8 2 0.7 2 0.7 2 0.4 2 Total consumer 18.4 48 16.2 44 17.5 42 17.7 44 13.8 53 Total loans & leases $38.1 100% $37.0 100% $41.3 100% $40.1 100% $26.2 100 % Credit Exposure Composition 60 (1) Decline reflects a net reclass from CRE to C&I of $1.5 billion (1)

(CHART) Total Loans and Leases Portfolio Overview 61 ($B) $20.0 $5.9 $2.7 $0.9 $2.7 $1.6 $0.7 $3.6 EOP Outstandings - $38.1 Billion (1) (1) 12/31/10 By State

Loan and Lease Trends 62 Linked Quarter

Loan and Lease Trends 63 Prior-Year Quarter (1) Reflects 1Q10 impact of bringing back on the balance sheet a $0.7 B automobile loan securitization, $0.5 B remaining as of 12/31/2010 (1)

Total Commercial Loans

(CHART) Total Commercial Loans - Granularity 65 EOP Outstandings - $19.7 Billion (1) (CHART) 776 2% 37,07898% (1) 12/31/10 Loans by Dollar Size # of Loans by Size $5 MM - < $10 MM 428$10 MM - < $25 MM 292$25 MM - < $50 MM 48> $50 MM 8Total 776

(CHART) Commercial Loans - Risk Grade Distribution 66 PD Risk Grades (Moody's or Regulatory Definition) Percent of End of Period Balances ($B) $23.6 $20.6 $19.6 10% 16% 4% 8% 15% 18% 16% 20% 17% 22% 13% 14% 10% 12% 2% 2% 3% 13% 6% 19% 15% 18% 15% 13% 2% $19.3 15% 6% 19% 15% 17% 14% 11% 11% 5% 19% 16% 18% 15% 14% 3% $19.7

Commercial and Industrial Loans (C&I)

C&I - Overview 68 EOP Outstandings - $13.1 Billion (1)Diversified by sector and geographically within our Midwest footprintGranular7 loans >$50 million... 4% of portfolio52 loans $20-$50 million... 11% of the portfolioFocus on middle market companies with $15-$100 million in salesCredit Quality Trends (1) 12/31/10 (2) End of period (3) Annualized 4Q10 3Q10 2Q10 1Q10 4Q09 30+ days PD & accruing (2) 0.33% 0.97% 0.74% 0.63% 0.65% 90+ days PD & accruing (2) -- -- -- -- -- NCOs (3) 1.85% 2.01% 1.90% 2.45% 3.49% NALs (2) 2.65% 3.21% 3.47% 4.18% 4.49% ACL (2) 2.86% 3.07% 3.67% 4.02% 4.09%

C&I – Credit Risk Management Strategies

What We Do

- Lend to defined relationship oriented clients
- Follow disciplined credit policies and processes
- Understand our client's market / industry and their durable competitive advantage
- Underwrite to historical cash flows with collateral as a secondary repayment source
- Emphasize risk / return structure and pricing
- Stress testing for lower earnings / higher interest rates
- Monthly review of criticized and classified loans

Huntington 69

(CHART) C&I Loan Portfolio Composition 70 ($B) EOP Outstandings - $13.1 Billion (1) (1) 12/31/10 By Maturity $1.7 $4.9 $1.5 $1.5 $2.2 $1.0 $0.3

(CHART) C&I - Trends 71 ($MM) Change Analysis Period-End Balance ($MM) 4Q10 vs. 3Q10 4Q10 vs. 4Q09 Originations $1,074 $2301 Net payments / payoffs / takedowns (232) (1,693) Net reclassifications (133) (133) Charge-offs (72) (300) Net change $638 $175 5.1% 1.4%

C&I - Auto Industry (1) 72 Outstandings (2) ($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 Suppliers Domestic $ 127 $ 135 $ 136 $ 147 $ 163 Foreign 22 22 24 24 24 Total suppliers 149 157 160 171 187 Dealers Floorplan-domestic 599 470 411 363 388 Floorplan-foreign 457 302 292 296 283 Total floorplan 1056 772 703 659 671 Other 373 363 360 354 373 Total dealers 1,429 1,135 1,063 1,012 1,044 Total auto industry $1,578 $1,292 $1,223 $1,183 $1,231 NALs Suppliers 5.31% 5.82% 6.24% 12.75% 16.27 % Dealers 0.07 0.09 0.09 0.18 -- Net charge-offs (3) Suppliers 2.54% 1.19% 5.13% 1.56% 18.83 % Dealers 0.0 0.0 0.37 0.0 0.0 (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized

Commercial Real Estate Loans (CRE)

CRE - Overview 74 EOP Outstandings - $6.7 Billion (1)Granular portfolio with geographic and project diversification throughout our footprintConstruction lending targeted to major metro marketsCRE - Retail ($1.8 Billion)Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirementsEnforced standard pre-leasing requirements for retail property typesSingle Family Homebuilder ($0.6 Billion)No longer a significant concern as the issues have been substantially addressedDiversified geographically within our Midwest footprintCredit Quality TrendsHigher 2009 NCOs consistent with ACL build (1) 12/31/2010 (2) End of period (3) Annualized 4Q10 3Q10 2Q10 1Q10 4Q09 30+ days PD & accruing (2) 1.45% 1.26% 1.30% 1.36% 1.57% 90+ days PD & accruing (2) -- -- -- -- -- NCOs - construction (3) 6.19% 7.25% 14.25% 9.77% 20.68% NCOs - nonconstruction (3) 2.22% 3.01% 2.38% 3.25% 10.15% NALs (2) 5.47% 6.93% 9.23% 11.09% 12.17% ACL (2) 8.94% 9.58% 9.81% 10.12% 9.94%

(CHART) CRE - Portfolio Composition 75 Permanent 29% Mini-perm Traditional41% Construction 10% Non Project Loans 8% (CHART) Lines / Letters of Credit3% (1) 12/31/10 Permanent Qualified9% Mini-perm Traditional - Typically 2- to 5-year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning.Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions.Permanent - Amortizing loans with terms of 10 to 25 years. EOP Outstandings - $6.7 Billion (1) By Loan Type By Property Locations

(CHART) CRE - Trends 76 ($MM) Change Analysis Period-End Balance ($MM) 4Q10 vs. 3Q10 4Q10 vs. 4Q09 Originations $ 55 $ 167 Takedowns 169 738 Net payments / payoffs / other (570) (1,794) Net reclassifications 138 (161) Charge-offs (53) (309) Net change $(261) $(1,038) (3.8)% (13.5)%

CRE - Change Analysis 77 4Q10 Retail Other Total CRE September 30, 2010 $1,867 $5,044 $6,912 New originations 7 48 55 Net pay-offs / takedowns / other (97) (166) (263) Charge-offs (16) (38) (53) December 31, 2010 $1,762 $4,888 $6,651 Net change $(105) $(156) $(261) 3Q10 Retail Other Total CRE June 30, 2010 $1,960 $5224 $7,184 New originations 30 76 106 Net pay-offs / takedowns / other (106) (195) (301) Charge-offs (18) (59) (77) September 30, 2010 $1,867 $5,044 $6,912 Net change $(93) $(178) $(272)

CRE - Credit Quality - By Property Type 78 Annualized %% of related EOP outstandings NCOs (1) NALs (2)

CRE - Credit Quality 79 By Loan Type - 12/31/10 ($MM) O/S 30+ PD Accruing Class. NAL's ACL Construction $651 0.37% 33.22% 18.84% 23.33% Lines / letters of credit 196 8.86 28.07 8.20 10.55 Non project loans 544 0.23 7.98 2.50 5.30 Mini-perm traditional 2,725 0.95 18.34 4.35 7.78 Permanent qualified 609 6.12 19.50 2.47 9.03 Permanent 1927 0.65 15.01 4.04 6.55 Total CRE $6,651 1.45% 18.37% 5.47% 8.94%

CRE - Retail 80 ($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 Community centers $870 $932 $979 $1,011 $1,037 Mixed / lifestyle 216 219 239 255 253 Regional centers 168 177 172 175 174 Credit / freestanding 203 230 246 252 266 Other 307 309 325 371 385 Retail exposure trends $1,762 $1,867 $1,960 $2,064 $2,115 EOP Outstanding - $1.8 Billion (1)Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loanIntensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements (1) 12/31/10

CRE - Retail - Credit Quality 81 EOP Outstandings - $1.8 Billion (1) ($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 30+ days PD (2) - $ 97 101 139 190 197 - % 5.52 5.43 7.08 9.20 9.32 30+ days PD & accruing (2) - $ 22 15 14 22 42 - % 1.24 0.83 0.72 1.06 1.98 Classified (2) - $ 351 414 458 525 461 - % 19.89 22.2 23.4 25.4 21.8 NALs (included in Classified) (2) - $ 97 125 185 251 254 - % 5.5 6.7 9.4 12.2 12.0 ACL (2) - $ 195 210 210 235 245 - % 11.1 11.3 10.7 11.4 11.6 Net charge-offs - $ 14.4 17.1 41.7 26.0 118.7 (annualized) - % 3.27 3.55 8.50 4.94 22.44 (1) 12/31/10 (2) End of period

CRE – Portfolio Positioning

Segmented Into "Core" and "Noncore" Portfolios

Core

- Well-seasoned regional or institutional owners, developers, and organizations
- Meaningful relationship in place – opportunities for additional cross-sell
- Primarily Midwest footprint projects generating adequate return on capital

Noncore

- Limited opportunity to gain overall banking relationship
- Includes numerous performing, pass-rated loans not meeting desired return on capital
- Includes most "criticized" loans from the overall CRE portfolio

Huntington 82

CRE – Core Characteristics

EOP Outstandings – $4.0 Billion [1]

- Long-term relationships... many have been customers for 20+ years.
- Proven CRE participants... 28+ years average CRE experience
- 95+% of the loans have personal guarantees
- Income producing loans have weighted average debt service coverage of
  - 1.30X... based on 7% rate and 25-year amortization
  - 1.52X... based on average contractual rate and 20-year amortization
  - < 5% of these projects have negative cash flow

(1) 12/31/10

Huntington 83

CRE – Noncore Characteristics

EOP Outstandings – $2.6 Billion (1)

Overall

- 27% aggressive credit mark
  - Updated values to incorporate current market conditions
- Limited future funding requirements… ~$75 MM
- 95+% have guarantors
- 99% is secured debt
- 93% is within our geographic footprint
- 49% are "pass" grade or better

(1) 12/31/10

Huntington 84

CRE – Noncore Characteristics

Special Assets Department (SAD) ($1.4 Billion)

- 40% aggressive credit mark
  - Actively working to exit… more aggressive terms – e.g., higher pricing, shorter amortization, sale, etc.
  - The majority of "criticized" loans are managed within SAD

Other ($1.2 Billion)

- 9% credit mark represents… 2.6X coverage of NALs
- 30+ days past due of only $66 MM (5.44%)
- Includes $551 MM of small dollar Investment Real Estate loans
  - Not a strategic focus going forward
  - Very granular risk assessment
  - Actively managing within the context of an exit orientation… though may have opportunities to develop some into fuller, more profitable relationships

Huntington 85

CRE - Core vs. Noncore 86 ($MM) O/S ACL Criticized NAL's Prior Charge-offs(1) ACL Credit Mark (2) 9/30/10 Core Total $3,989 $165 $532 $51 $ 2 4.14% 4.18% Noncore SAD $1,394 $360 $1,084 $353 $469 25.80% 44.50% Noncore Other 1,529 138 359 75 33 9.02% 10.95% Noncore Total $2,923 $498 $1,443 $427 $502 17.04% 29.20% CRE Total $6,912 $663 $1,975 $479 $504 9.59% 15.74% 12/31/10 Core Total $4,042 $160 $379 $16 $ 5 3.96% 4.08% Noncore SAD $1,400 $329 $1,033 $307 $379 23.53% 39.81% Noncore Other 1,209 105 299 41 5 8.68% 9.09% Noncore Total $2,609 $434 $1,332 $348 $384 16.65% 27.34% CRE Total $6,651 $594 $1,711 $364 $389 8.93% 13.96% (1) Prior charge-offs represent activity on existing accounts as of date shown, not cumulative for the portfolio(2) Credit mark = (ACL + prior charge-offs) / (outstandings + prior charge-offs)

CRE - Portfolio Composition - 12/31/10 87 By Property Type and Property Location

CRE - Core vs. Noncore Change Analysis 88 3Q10 ($MM) Core Noncore Total CRE June 30, 2010 $3,965 $3,219 $7,184 Originations 106 -- 106 Net payments / takedowns / other (80) (221) (301) Charge-offs (2) (75) (77) September 30, 2010 $3,989 $2,923 $6,912 Net change $25 $(296) $(271) 4Q10 Core Noncore Total CRE September 30, 2010 $3,989 $2,923 $6,912 Originations 55 -- 55 Net payments / takedowns / other 3 (266) (263) Charge-offs (5) (48) (53) December 31, 2010 $4,042 $2,609 $6,651 Net change $53 $(314) $(261)

CRE - Maturity Schedule 89 By Loan Type - 12/31/10 ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $ 421 $ 146 $ 77 $ 6 $ 651 Lines / letters of credit 141 33 11 11 196 Non project loans 262 104 118 60 544 Mini-perm traditional 1,603 539 583 -- 2,725 Permanent qualified -- 95 344 171 609 Permanent 408 271 672 576 1,927 Total CRE $2,835 $1,188 $1,804 $ 824 $6,651 Core $1,534 $804 $1,223 $480 $4,042 Noncore SAD 909 234 170 87 1,400 Noncore Other 392 150 411 257 1,209

Total Consumer Loans and Leases

Consumer Loans and Leases - 12/31/10 91 ($B) Amt. Pct. Auto loans & leases $5.6 31% Home equity 7.7 42 Residential RE 4.5 25 Other consumer 0.6 3 Total consumer $18.4 100% (CHART) By Loan Type

Consumer Loan Credit Risk Management Objective 92 Manage the Probability of DefaultFootprint Portfolio... markets we know and understandClient Selection... bias for high quality customers and relationship lending vs. third-party originationsDisciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate

Automobile Loans and Leases

Auto Loans & Leases - Overview 94 EOP Outstandings - $5.6 Billion (1)Consistency of strategy and commitment to dealersFocus on high service quality and high quality full dealer relationshipsSince 2001 focused on super-prime customers >750 FICOsFully automated origination and booking systemCredit Quality Trends Credit quality continues to perform within expectationsLease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility 12/31/10 (2) End of period (3) Annualized 4Q10 3Q10 2Q10 1Q10 4Q09 30+ days PD & accruing (2) 1.21% 1.17% 1.25% 1.36% 2.06% 90+ days PD & accruing (2) 0.14% 0.17% 0.15% 0.18% 0.31% NCOs (3) 0.51% 0.43% 0.47% 0.76% 1.49% NALs (2) -- -- -- -- --

Auto Lending – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by:
  - FICO score – Super Prime with consistent increasing trend
  - FICO score distribution – consistent decline in <670 levels
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
- **Loan to value** – Significantly reduced LTV across all origination segments
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Used car values** – Stabilization in the Manheim Market Index

Risk Recognition

- 80% of losses recognized in first 24 months on books
- Shape of cumulative loss curves has remained steady
- Loss trends are predictable

Outlook

- Active portfolio management and policy development over the past 5 years
- Origination quality has moderated losses even in the face of more difficult economic conditions
- Expect to see continued decline in losses

Huntington 95

Auto Loans - Production and Credit Quality Overview 96 96 (1) Annualized

Home Equity

Home Equity - Overview 98 EOP Outstandings - $7.7 Billion (1)Focused on geographies within our Midwest footprintFocused on high quality borrowers... >730 FICOsBegan exit of broker channel in 2005... <8% of outstandings todayConservative underwriting - manage the probability of defaultHigh risk borrower actionsUpdated collateral valuesProactive contact via servicing groupCapped linesCredit Quality TrendsCredit quality continues to perform within expectations 12/31/10; prior to 2Q10 includes Franklin loans (2) End of period (3) Annualized; 2Q10 including $15.9 MM Franklin-related 4Q10 3Q10 2Q10 1Q10 4Q09 30+ days PD & accruing (2) 1.29% 1.39% 1.28% 1.41% 1.76% 90+ days PD & accruing (2) 0.30% 0.35% 0.36% 0.40% 0.71% NCOs (3) 1.51% 1.47% 2.36% 2.01% 1.89% NALs (2) 0.29% 0.28% 0.30% 0.73% 0.53%

Home Equity – Credit Risk Management Strategies

Performance Drivers

- **Borrower quality** – as measured at origination by
  - Custom Score – utilized to further segment FICO eligible applications – continues to enhance predictive modeling
  - FICO score – consistent increasing trend, with very limited under 670 production
  - Updated borrower quality based on quarterly re-score is consistent
- **Payments** – 70% of borrowers consistently make more than required payment
- **Geography** – Footprint lender with limited investor property exposure
- **Broker Channel** – Eliminated in 2006 based on risk profile
- **Customer relationship orientation** – not one-off transactions

Risk Recognition

- Major focus on loss mitigation in 2008-2010 – 75% of loan modifications are paying as agreed
- Write-down to discounted current value less selling costs at 120 days past due
- Non-accrual balances represent the realizable value estimate in future periods

Originations

- Average FICO scores of 750+ with average LTVs of <80% for 2nd-liens and <70% for 1st-liens.

Outlook

- Expect losses to be elevated compared to historical norms throughout 2011
  - Consistent to improved borrower quality based on updated FICO scores

Huntington 99

Residential Mortgages

Residential Mortgages - Overview 101 EOP Outstandings - $4.5 Billion (1)Focused on geographies within our Midwest footprintTraditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans$527 MM of Interest Only loans... targeted within executive relocation activities$307 MM of Alt-A mortgages... exited in 2007Credit Quality Trends (2)Credit quality continues to perform within expectations End of period12/31/10; periods prior to 2Q10 include Franklin loansEnd of period; excludes GNMA loans - no additional risk as they are approved for repurchase4Q10 includes $16.4 MM related to loans sold and $4.6 MM Franklin-related recovery; 2Q10 including $64.2 MM Franklin-related 4Q10 3Q10 2Q10 1Q10 4Q09 30+ days PD & accruing (3) 4.6% 5.24% 5.55% 5.81% 5.40% 90+ days PD & accruing (3) 1.20% 1.26% 1.08% 1.58% 1.75% NCOs (4) 2.42% 1.73% 7.19% 2.17% 1.61% NALs (3) 1.00% 1.84% 1.99% 1.76% 1.52%

Residential Mortgages – Credit Risk Management Strategies

Performance Drivers

- **Standard products and borrower quality** – as measured at origination by:
  - Secondary market underwriting
  - FICO score – consistent increasing trend
  - FICO score distribution – consistent decline in low score levels
- **Non-standard product structures**
  - $527 MM of Interest Only loans… targeted within executive relocation activities… continues to perform well
  - $307 MM of Alt-A mortgages… exited in 2007… represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months.
- **Decision type** – Significantly reduced the level of underwriter overrule decisions
- **Geography** – Primarily a footprint lender

Huntington 102

Residential Mortgages – Credit Risk Management Strategies

Risk Recognition

- Write down to discounted current value less selling costs at 180 days past due
- Nonaccrual balances represent the realizable value estimate in future periods

Continued Focus on Borrower's Ability to Pay for New Originations

- All loans are fully documented
- Underwritten to Secondary Market standards

Enhanced Loss Mitigation

- Changed the reporting structure to take advantage of our successful home equity loss mitigation program (Home Savers program)
  - Early identification of Loss Mitigation candidates – i.e., pre-delinquency via predictive modeling
  - Decrease foreclosure activity in favor of Loan Modifications and short sales
  - Rewrite / modify customers with a focus on reducing principal quickly
  - Create saleable structures where possible
  - Income verification in all cases to maximize re-performance probability

Account Management

- Proactive contact six months prior to ARM resets

Huntington 103

Residential Mortgages - LTV, FICO, Originations 104 (1) Weighted average FICOs reflect currently updated customer credit scores(2) Only owned-portfolio originationsWeighted average at origination 4Q10 3Q10 2Q10 1Q10 4Q09 Ending balance ($B) $4.5 $4.5 $4.4 $4.6 $4.5 Average LTV 77% 77% 77% 76% 77% Average FICO (1) 721 719 717 716 698 Originations (2) ($MM) $427 $485 $452 $242 $244 Average LTV (3) 81% 83% 83% 73% 71% Average FICO (3) 759 758 760 764 757

Other Consumer Loans

Other Consumer loans 106 EOP Outstandings - $0.6 Billion (1)60% collateralizedAutos, untitled vehicles, small boats, mobile homes and other miscellaneousPrimarily for existing customersPerformed within expectations over the past year, though varies by collateral type (1) 9/30/10

Credit Quality Review

Credit Quality Trends Overview 108 108 Excludes loans guaranteed by the U.S. Government NALs divided by total loans and leases(3) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs(4) Criticized assets = commercial criticized loans + consumer loans >60 DPD + classified investment securities + OREO; Total criticized assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs

(CHART) Net Charge-offs 109 ($MM) ($MM) Consumer Loans Commercial Loans (2) (CHART) (1) Includes $16.4 MM related to $39.8 million of residential mortgages sold and a $4.4 MM Franklin-related recovery (1)

Net Charge-offs 110 ($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 Commercial and industrial $59.1 $62.2 $58.1 $75.4 $109.8 Commercial real estate 44.9 63.7 81.7 85.3 258.1 Total commercial 104.0 125.9 139.9 160.7 367.9 Auto loans & leases 7.0 5.6 5.4 8.5 12.9 Home equity 29.2 27.8 44.5 37.9 35.7 Residential mortgages (1) 26.8 19.0 82.8 24.3 17.8 Other 5.3 6.3 6.6 7.0 10.3 Total consumer 68.3 58.6 139.4 77.7 76.7 Total $172.3 $184.5 $279.2 $238.5 $444.7 Memo: Excluding Franklin-related NCOs (2) Memo: Excluding Franklin-related NCOs (2) Memo: Excluding Franklin-related NCOs (2) Commercial and industrial $104.1 $66.8 $58.3 $75.8 $109.7 Home equity 29.2 26.7 28.5 34.2 35.7 Residential mortgages (1) 31.2 15.6 18.6 16.2 16.7 Total 176.8 184.5 199.2 227.0 443.5 4Q10 Includes $16.4 million related to the sale of $39.8 million of residential mortgages See non-Franklin credit metrics reconciliation

Net Charge-off Ratios (1) 111 4Q10 3Q10 2Q10 1Q10 4Q09 Commercial and industrial 1.85% 2.01% 1.90% 2.45% 3.49% Commercial real estate 2.64 3.60 4.44 4.44 12.21 Total commercial 2.13 2.59 2.85 3.22 7.00 Auto loans & leases 0.51 0.43 0.47 0.80 1.55 Home equity 1.51 1.47 2.36 2.01 1.89 Residential mortgages (2) 2.42 1.73 7.19 2.17 1.61 Other 3.66 3.83 3.81 3.87 5.47 Total consumer 1.50 1.32 3.19 1.83 1.91 Total 1.82% 1.98% 3.01% 2.58% 4.80% Memo: Excluding Franklin-related NCOs (3) Memo: Excluding Franklin-related NCOs (3) Memo: Excluding Franklin-related NCOs (3) Commercial and industrial 1.86% 2.15% 1.90% 2.46% 3.49% Home equity 1.51 1.41 1.53 1.83 1.91 Residential mortgages (2) 2.82 1.42 1.74 1.57 1.66 Total 1.87 1.98 2.17 2.48 4.84 Annualized4Q10 Includes $16.4 million, related to the sale of $39.8 million of residential mortgages See non-Franklin credit metrics reconciliation

Total Commercial Loan - Delinquencies (1) 112 (CHART) (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 90+ Days 30+ Days

(CHART) Total Consumer Loan Delinquencies (1) 113 (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP 90+ Days 30+ Days

Consumer Loan Delinquencies (1) 114 (CHART) (1) Period end; delinquent but accruing as a % of related outstandings at EOP(2) Excludes GNMA FAS 140 government guaranteed and Franklin in periods prior to 2Q10 (CHART) (2) (2) (2) (2) 90+ Days 30+ Days

(CHART) Nonaccrual Loans & Nonperforming Assets 115 ($MM) (CHART) ($MM) (28)% (45)% (17)% (12)% (7)% (52)% NAL Inflows NALs & NPAs - EOP (18)% 62% (24)% (16)%

Nonaccrual Loans (NALs) and Nonperforming Assets (NPAs) 116

($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 NPA beginning of period $1,104.9 $1,582.7 $1,918.4 $2,058.1 $2,344.0 Additions / increases 237.8 278.4 171.6 237.9 494.6 Franklin - net impact (5.9) (244.4) (86.7) 15.0 (31.0) Return to accruing status (100.1) (111.2) (78.7) (80.8) (85.9) Loan and lease losses (126.1) (155.6) (173.2) (185.4) (391.6) OREO gains (losses) (5.1) (5.3) 2.5 (4.2) (7.4) Payments (191.3) (213.1) (140.9) (107.6) (222.8) Sales (69.6) (26.7) (30.2) (14.6) (41.9) NPA end-of-period $844.8 $1,104.9 $1,582.7 $1,918.4 $2,058.1 Percent change (24)% (30)% (17)% (7)% (12)% Nonperforming Asset Flow Analysis 117

($MM) 4Q10 3Q10 2Q10 1Q10 4Q09 Criticized beginning-of-period $3,638 $4,106 $4,608 $4,972 $4,855 Additions / increases 290 408 280 306 950 Advances 52 75 79 91 110 Upgrades to "Pass" (383) (391) (409) (273) (134) Paydowns (401) (409) (331) (324) (428) Charge-offs (121) (152) (121) (164) (381) Criticized end-of-period $3,074 $3,638 $4,106 $4,608 $4,972 Percent change (15)% (11)% (11)% (7)% 2% Total Commercial Loans - Criticized Loan Flow Analysis 118 Period End

Accruing Trouble Debt Restructured Loans 119

(CHART) Provision, NCO, and ACL 120 ($MM) (1) NCO % annualizedEnd of period (CHART) Allowance for Credit Losses vs.NALs (2) Loan Loss Provision vs.Net Charge-offs (1)

(CHART) Relative Performance - ALLL / NAL Coverage 121 (1) Period end

Non-Franklin Credit Metrics Reconciliations

Non-Franklin Credit Metrics Reconciliation 123

Non-Franklin Credit Metrics Reconciliation 124

Non-Franklin Credit Metrics Reconciliation 125

Quarterly Net Charge-off Reconciliation (1) 126 (1) Annualized

Quarterly Net Charge-off Reconciliation (1) 127 (1) Annualized

Quarterly Net Charge-off Reconciliation (1) 128 (1) Annualized

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 129

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 130

Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs) 131

Deposits and Other Funding

(CHART) (CHART) Deposits 133 ($B) Avg. Total Deposits - Rate / Mix CD Maturities & Avg. Rate on Maturities Rate 1.75% 1.55% 1.37% 1.21% 1.06%

Deposit Trends 134 Linked Quarter

Deposit Trends 135 Prior-Year Quarter

Total Core Deposit Trends 136

Capital

(CHART) Capital Ratios (1) 138 (1) End-of-period 4Q10 - Raised $920 MM of common equity and repurchased $1.4 billion of TARP related preferred shares

(CHART) Shareholders' Equity - Avg. (CHART) Capital 139 Key Equity Ratios - EOP ($B) 4Q10 - Raised $920 MM of common equity and repurchased $1.4 billion of TARP related preferred shares

Franchise

Huntington Bancshares Overview

Midwest financial services holding company

Founded	- 1866
Headquarters	- Columbus, Ohio
Total assets	- $54 Billion
Employees [(1)]	- 11,341

Franchise:

Footprint	6 states: OH, MI, PA, IN, WV, KY
	611 branches / 1,387 ATMs
Retail and Business Banking	5 Areas
- Mortgage banking	+ MD, NJ
Commercial Banking	11 Regions
Commercial Real Estate	
Auto Finance & Dealer Services	+ MA, RI, VT, NH, ME
Private Financial Group	+ FL

(1) Full-time equivalent (FTE)

Huntington 141

The Huntington Franchise 142 Branches 119ATMs 242Detroit 4%Grand Rapids 10% Branches 343ATMs 748Akron 8%Canton 27%Cincinnati 4%Cleveland 5%Columbus 22%Dayton 6%Toledo 23% Youngstown 20% Branches 50ATMs 80Indianapolis 6% Branches 13ATMs 30 Branches 28ATMs 133Charleston 11% Excludes 9 PFG offices (3 in FL) and 2 ATMs in MD. Market share at 6/30/10 Branches 611ATMs 1,387 Branches 57ATMs 124Pittsburgh 3%

A Strong Regional Presence 143 Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2010 Deposits - Top 12 MSAs MSA Rank BBs Deposits ShareColumbus, OH 1 69 $9,124 22.2%Cleveland, OH 5 62 3,941 7.8Detroit, MI 8 50 3,607 4.2Toledo, OH 1 42 2,306 22.9Pittsburgh, PA 7 41 2,270 3.0Cincinnati, OH 5 40 1,999 3.5Youngstown, OH 1 36 1,877 20.4Indianapolis, IN 4 45 1,902 6.2Canton, OH 1 23 1,485 27.3Grand Rapids, MI 3 21 1,280 9.5Akron, OH 5 17 886 7.7Charleston, WV 3 8 604 10.6BBs = Banking Branches % Deposits#1 Share markets 42% #1- #3 Share markets 56%

Leadership Team Leadership Team Business Segments 144 Insurance,

Senior Leadership Team 145 (1) Includes related experience outside of banking

Business Segment Summary

Business Segment Loans & Deposits - 4Q10 147 Total Deposits - $40.7 B Total Loans - $37.3 B (CHART) (CHART) AFCRE $13.0B 35% Retail & Business Banking $11.7B 31% Treasury / Other -$1.3 B <1% Commercial Banking $7.4B 20% WGH $4.8B 13% AFCRE $0.7B 2% Treasury / Other $1.1B 3% Retail & Business Banking $28.8B 71% Commercial Banking $3.2B 8% WGH $7.0B 17%

Total Loans and Leases - By Business Segment 148 148 Avg. Outstandings - $37.3 Billion 4Q10

Total Deposits - By Business Segment 149 149 Avg. Balances - $40.7 Billion 4Q10

Business Segment Contribution 150 ($MM) 2010 2009 2008 Retail & Business Banking $131.0 $(26.5) $257.8 Commercial Banking 38.5 (158.7) 80.3 AFCRE 46.5 (5.88.2) (14.2) WGH 34.8 1.8 43.0 Treas. / Other 61.6 (251.3) (480.8) Unallocated goodwill impairment(1) (2,573.8) Total Net Income $312.3 $3,094.2 $(113.8) (1) Represents the 2009 first quarter impairment charge, net of tax, associated with the former Regional Banking business segment.

Business Segment Overview

Commercial Banking
Executive – Jim Dunlap

- 11 Region Presidents
- Middle Market Commercial Banking
- Specialty Banking
  - Large Corporate
  - Health-care
  - Not-for-Profit
- Equipment / Technology Leasing
- International Services
- Treasury Management
- Capital Markets
  - Derivatives
  - Foreign Exchange
  - Securities Trading

Retail & Business Banking
Executive – Mary Navarro

- Branch Sales and Service
  - 5 Retail Banking Areas
  - Consumer Banking
  - Business Banking
- In-Store Branches
- Deposit Product Pricing and Fees
- Marketing and Customer Experience
- Payments and Channels

Huntington 151

11 Commercial Banking Regions GreaterAkron/Canton Mahoning Valley Central Ohio NW Ohio S. Ohio/KY GreaterCleveland Central Indiana West Michigan East Michigan West Virginia Pittsburgh Jim Dunlap 152

Regional Banking Presidents 153

5 Retail and Business Banking Areas Central Northwest West Northeast East Mary Navarro 154

Retail & Business Banking Executives 155

Business Segment Overview

Wealth Advisors, Government Finance, and Home Lending

Executive – Dan Benhase

- Wealth Advisors
  - Trust / Portfolio Management
  - Private Banking
  - Retail Brokerage
- Government Finance
  - Public Funds – Treasury Services and Lending
  - Corporate Trust
  - National Settlement
- Home Lending
  - Mortgage Banking
  - Consumer Lending
- Other
  - Retirement Plan Services
  - Huntington Asset Services
  - Huntington Asset Advisors – Huntington Funds

Automobile Finance and Commercial Real Estate

Executive – Nick Stanutz

- Auto Dealer Finance
  - 8 Region Managers
  - Consumer Indirect Auto Loans
  - Dealer Commercial Loans
- Commercial Real Estate
- Asset Based Lending
- Mezzanine Lending

Huntington 156

Safe Harbor Disclosures

Basis of Presentation

Use of non-GAAP financial measures

This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure can be found in this presentation and/or in the most recent quarterly earnings press release and related Quarterly Financial Review supplement filed on Form 8-K. This information can be found on Huntington's website at huntington-ir.com.

Pre-Tax, Pre-Provision Income

One non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of:

- *provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress;*
- *investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile;*
- *amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and*
- *certain items identified by Management (see Significant Items slide) which Management believes may distort the company's underlying performance trends.*

Annualized data

Certain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate.

Huntington 158

Basis of Presentation Significant ItemsFrom time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company - e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business - e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item.Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, and Forms 10-Q and 10-K)."Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2009 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 159

Fully-taxable equivalent interest income and net interest marginIncome from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.RoundingPlease note that columns of data in the presentation may not add due to rounding.Earnings per share equivalent dataSignificant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. Basis of Presentation 160

This press release contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) worsening of credit quality performance due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success, impact, and timing of our business strategies, including market acceptance of any new products or services introduced to implement our 'Fair Play' banking philosophy; (6) changes in accounting policies and principles and the accuracy of our assumptions and estimates used to prepare our financial statements;(7) extended disruption of vital infrastructure; and (8) the nature, extent, and timing of governmental actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as future regulations which will be adopted by the relevant regulatory agencies, including the newly created Consumer Financial Protection Bureau (CFPB), to implement the Act's provisions. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2009 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this release are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. Forward Looking Statements 161

TM